                                ADDENDUM NO. 11
                                      to
                        REINSURANCE AGREEMENT INVE0001
                                   between
                 INVESTORS INSURANCE CORPORATION OF DELAWARE
             with Administrative Offices in Jacksonville, Florida
                                     and
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                               of Dallas, Texas


Effective January 1, 1997, Schedule II of the Agreement shall be replaced by the attached Schedule II, which is amended to change Republic-Vanguard Life Insurance Company's coinsurance quota share.


IN WITNESS WHEREOF, the parties have executed this is Addendum in duplicate on the dates and places set forth below:



INVESTORS INSURANCE CORPORATION
Jacksonville, Florida
1/23/97
/s/ Susan F. Powell
Executive Vice President
Rae Walker, witness


REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
Dallas Texas
2/20/97
/s/ John Brill
Senior Vice President
Rosetta Kroul, witness

                                  SCHEDULE II

A.   COINSURANCE PERCENTAGES

Calendar Period of Issue               Jurisdiction    Quota Share Reinsured
-------------------------------------  --------------   ---------------------
January 1, 1991 - September 30, 1994    Missouri                     80%
October 1, 1991 - September 30, 1994    Other,                       80%
                                         except Kansas
October 1, 1994 -April 30, 1995         All States,                  90%
                                         except Kansas
May 1, 1995 -December 31, 1996          All States,                 100%
                                         except Kansas
January 1, 1997 and later               All States, except           60%
                                         California and Kansas



B.   ASSUMPTION OF DIRECT POLICIES

                               Assumption by
Calendar Period of Issue        Jurisdiction         Republic-Vanguard Life
------------------------       -------------         ----------------------

1990 - 1994; 13 Policies         Kansas          100% Effective March 27,
1995